UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                      000-106839               88-0492134
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

          114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                          98225
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

                                  360-392-3902
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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               ITEM 3.02--UNREGISTERED SALES OF EQUITY SECURITIES
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         On June 1, 2005, Essential Innovations Technology Corp. ("Essential")
agreed to issue the following shares of common stock:

o 875,544 shares to four executive officers for $402,750 in accrued and unpaid salary, or $0.46 per share.
o 47,136 shares to two employees for $18,054 in accrued and unpaid salary, or $0.38 per share.
o 215,217 shares to one employee for $99,000 in accrued and unpaid salary, or $0.46 per share.
o 184,000 shares to two consultants for $92,000 in accrued and unpaid consulting fees, or $0.50 per share.

         On June 1, 2005, the previous day's closing price for Essential's common stock was $0.46 per share. No general solicitation was used, and the recipients of the common stock represented in writing that they were not residents of the United States, acknowledged in writing that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued. These transactions were made in reliance on Regulation S.

         On August 18, 2005, Essential agreed to issue the following shares of common stock:

o 900,234 shares to three executive officers upon the conversion of $360,093 in loans from those executive officers, or $0.40 per share.
o 248,750 shares to four executive officers for $99,500 in accrued and unpaid salary.
o 151,972 shares to one employee upon the conversion of $60,788 in a loan from that employee, or $0.40 per share.
o 178,396 shares to three employees for $65,358 in accrued and unpaid salary and bonuses, or $0.40 per share.
o 1,775,000 shares to five consultants for $710,000 in services, or $0.40 per share.
o 34,946 shares to one consultant for $12,295 in services, or approximately $0.35 per share.
o 75,000 shares to one individual as consideration for certain proprietary information and financial models related to Essential's development of a geo-utility business model.
o 150,032 shares to two stockholders upon the conversion of $60,013 in loans from those stockholders, or $0.40 per share.
o 5,542 shares to a stockholder upon the conversion of a $1,950 loan from that stockholder, or approximately $0.35 per share.

         In addition to the 75,000 shares granted as consideration for certain proprietary information and financial models related to Essential's development of a geo-utility business model, Essential also granted the individual options to purchase an aggregate of 150,000 shares of common stock, 75,000 of which were immediately vested (with 37,500 having an exercise price of $0.75 per share and 37,500 having an exercise price of $1.00 per share) and 75,000 of which vest one year from the date of grant (with 37,500 having an exercise price of $1.25 per share and 37,500 having an exercise price of $1.50 per share).

         On August 18, 2005, the previous day's closing price for Essential's common stock was $0.35 per share. No general solicitation was used, and the recipients of the common stock represented in writing that they were not residents of the United States, acknowledged in writing that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued. These transactions were made in reliance on Regulation S.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: August 30, 2005                     By  /s/ Jason McDiarmid
                                             -----------------------------------
                                             Jason McDiarmid
                                             Its President

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